Exhibit 10.2




                    FIRST AMENDMENT TO DEFERRED COMPENSATION
                    ----------------------------------------
                        AND SALARY CONTINUATION AGREEMENT
                        ---------------------------------



     THIS FIRST AMENDMENT TO DEFERRED COMPENSATION AND SALARY CONTINUATION AGREEMENT (hereinafter "First Amendment"), is made and entered into as of this 24th day of May, 1996, by and between LEUCADIA FINANCIAL CORPORATION, successor in interest to TERRACOR, a Utah corporation (hereinafter "Corporation"), and IAN
M.  CUMMING,   a  resident  of  Salt  Lake  city,  State  of  Utah  (hereinafter
"Employee").

                              W I T N E S S E T H:

     WHEREAS, on the 2nd day of March, 1977, Terracor and Employee entered into a Deferred Compensation and Salary Continuation Agreement (the "Agreement") consisting of three (3) typewritten pages, providing for the payment of certain benefits upon the retirement and/or death of Employee; and

     WHEREAS, the parties hereto desire to enter into this First Amendment upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises, covenants, terms and conditions hereinafter set forth, the parties hereby agree as follows:

     1. Paragraph 1 of the Agreement is hereby deleted and there is substituted in lieu thereof the following:

          "1.  Salary Continuation Benefits.
               -----------------------------

               If the Employee dies while employed by the Corporation, or by Leucadia National Corporation ("Leucadia"), or another subsidiary or affiliate of Leucadia, prior to attaining his retirement age of 65 years, the Corporation will pay the sum of Ten Thousand Dollars ($10,000.00) per year payable in monthly installments for a period of ten (10) years to such individual or individuals as the Employee may have designated in writing filed with and approved by the Corporation or, in the absence of such designation, to one or more or all of the next if kin of the Employee (including a surviving spouse), and in such proportions as the Corporation determines, or to the legal representative of his estate. The first payment shall be made not later than six
               (6) months next following the date of death of the Employee."

     2. Paragraph 2 of the Agreement is hereby deleted and there is substituted in lieu thereof the following:

          "2.  Deferred  Compensation  Benefits.
               --------------------------------

               The Corporation agrees that, commencing with the date of the Employee's retirement no earlier than at age 65, he shall be entitled to receive from the Corporation the sum of Ten Thousand Dollars ($10,000.00) per year, payable in monthly installments, for a period of ten (10) years immediately following the date of such retirement or until his death, whichever first occurs. If the Employee should die during said ten-year period, the sum of Ten Thousand Dollars ($10,000.00) per year shall be payable to such individual or individuals as the Employee shall have designated in writing filed with and approved by the Corporation, or, in the absence of such designation, to the estate of the Employee, until the expiration of said ten-year period."

     3. Except as herein specifically provided, all provisions of the Agreement shall remain in full force and effect and shall not be altered or affected by this First Amendment.

     IN WITNESS WHEREOF, the parties have executed this First Amendment the day and year first above written.


       CORPORATION:                           Leucadia Financial Corporation


                                              By: /s/ Joseph A. Orlando
                                                  -----------------------
                                                  Its:  Vice President



       EMPLOYEE:                              /s/ Ian M. Cumming
                                                  ------------------------
                                                  Ian M. Cumming